UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 7, 2023
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001972920
BMO 2023-C5 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001861132
BMO Commercial Mortgage Securities LLC
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000927971
Bank of Montreal
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001701238
Citi Real Estate Funding Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001089877
KeyBank National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000109380
Zions Bancorporation, N.A.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001722518
BSPRT CMBS Finance, LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001840727
3650 Real Estate Investment Trust 2 LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001548405
Starwood Mortgage Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001685185
UBS AG
(Exact name of sponsor as specified in its charter)

New York	333-255934-05	37-2078925 38-4258192 38-4258193
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A.
9062 Old Annapolis Road
Columbia, MD 21045

(Address of principal executive offices of the issuing entity)

(212) 885-4000
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

The Oak Street NLP Fund Portfolio mortgage loan is an asset of BMO 2023-C5 Mortgage Trust (the “Issuing Entity”) and is part of a whole loan that is being serviced and administered under the trust and servicing agreement relating to OAKST Commercial Mortgage Trust 2023-NLP, dated as of February 28, 2023 (the “OAKST 2023-NLP TSA”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, KeyBank National Association, as  servicer, Situs Holdings, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor.  The OAKST 2023-NLP TSA was filed as Exhibit 4.1 to the registrant’s Current Report on Form 8-K/A with respect to the Issuing Entity, dated December 13, 2023 and filed with the Securities and Exchange Commission (the “Commission”) under Commission File Number 333-255934-05.  As of December 7, 2023, Computershare Trust Company, N.A. has resigned as trustee under the OAKST 2023-NLP TSA and Wilmington Trust, National Association has been appointed as successor trustee under the OAKST 2023-NLP TSA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMO Commercial Mortgage Securities LLC
(Depositor)

/s/ Paul Vanderslice
Paul Vanderslice, Chief Executive Officer

Date:  December 13, 2023